Income Taxes	12 Months Ended
Jan. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

The components of loss before income tax expense by domestic and foreign jurisdictions were as follows:

	Fiscal Year Ended January 31,
	2018	2019	2020
United States	$(18,757)	$(17,333)	$(20,547)
Foreign	218	(4,779)	(6,602)

Income Before Taxes	$(18,539)	$(22,112)	$(27,149)

The provision for income taxes consisted of the following:

	Fiscal Year Ended January 31,
	2018	2019	2020
Current:
Federal	$—	$—	$—
State	—	—	21
Foreign	50	194	410

	50	194	431
Deferred:
Federal	—	—	76
State	—	—	56
Foreign	—	—	23

Deferred tax expense	—	—	155

Total tax expense:	$50	$194	$586

The differences between income taxes expected at the US federal statutory income tax rate and the reported income tax expense are summarized as follows:

	Fiscal Year Ended January 31,
	2018		2019		2020
Income tax benefit at statutory rate of 21% for 2019 and 2020 (2018: 33.8%)	$(6,268)	33.8%	$(4,644)	21.0%	$(5,701)	21.0%
State income tax benefit, net of federal impact	(780)	4.2%	(1,331)	6.0%	141	-0.5%
Changes in valuation allowance	(3,284)	17.7%	11,627	-52.6%	3,303	-12.2%
Impacts of adoption of the new revenue standard	—	0.0%	—	0.0%	2,389	-8.8%
Nondeductible expenses	66	-0.4%	175	-0.8%	231	-0.8%
Foreign rate differential	(32)	0.2%	96	-0.4%	108	-0.4%
Stock-based compensation	181	-1.0%	(5,753)	26.0%	19	-0.1%
Remeasurement of deferred taxes due to Tax Cuts and Jobs Act	9,958	-53.7%	—	0.0%	—	0.0%
Other	209	-1.1%	24	-0.1%	96	-0.4%

	$50	-0.3%	$194	-0.9%	$586	-2.2%

Significant components of the Company’s net deferred tax assets and liabilities were as follows:

	As of January 31,
	2019	2020
Deferred tax assets:
Net operating losses	$31,765	$35,608
Equity compensation	876	1,655
Reserves and accrueds	342	1,156
Deferred rent	44	416
Transaction costs	—	311
Deferred revenue	—	151
Depreciation	—	126
Other	160	238

Total deferred tax assets	33,187	39,661
Less valuation allowance	(33,121)	(36,425)

Total deferred tax assets, net of valuation allowances	66	3,236

Deferred tax liabilities:
Contract acquisition costs	—	(2,568)
Remaining perforamance obligations		(497)
Intangibles		(316)
Other	(66)	(49)

Total deferred tax liabilities	(66)	(3,430)

Net deferred tax liabilities	$—	$(194)

A valuation allowance has been provided in the U.S. federal and state as well as certain foreign jurisdictions to reduce deferred tax assets to the amount that is more likely than not to be realized. The valuation allowance increased/(decreased) by ($3.3 million), $11.6 million and $3.3 million for the fiscal years ended January 31, 2018, 2019 and 2020, respectively.

The Company continually assesses the realizability of its deferred tax assets based on an evaluative process that considers all available positive and negative evidence. The Company has established a valuation allowance in the amount of $33.1 million and $36.4 million as of January 31, 2019 and 2020, respectively, because the Company believes it is not more likely than not the deferred tax asset in jurisdictions excluding Canada will be realized.

On December 22, 2017, President Trump signed into law the statute named the “Tax Cuts and Jobs Act” (“TCJA”) which enacts a broad range of changes to the Internal Revenue Code. The TCJA, among other things, includes changes to U.S. federal tax rates, imposes significant additional limitations on the deductibility of interest and net operating losses, allows for the expensing of certain capital expenditures, and puts into effect a number of changes impacting operations outside of the United States including, but not limited to, the imposition of a one-time tax on accumulated post-1986 deferred foreign income that has not previously been subject to tax, and modifications to the treatment of certain intercompany transactions.

The decrease in the US corporate federal income tax rate to 21 percent was effective on January 1, 2018. For the tax year ended January 31, 2018, the blended federal income tax rate for the Company was 33.8%.

The Company’s net deferred tax assets and liabilities were revalued at the newly enacted U.S. corporate rate of 21%, and the resulting increase to tax expense was offset by a related reduction of the Company’s valuation allowance.

The TCJA also requires companies to pay a one-time transition tax on a mandatory deemed repatriation of earnings of certain foreign subsidiaries that were previously untaxed. The deemed repatriated earnings all relate to the fiscal year ending January 31, 2018 as it was the first year the Company had foreign operations. This deemed repatriation did not result in any additional income tax payable because the deemed repatriation amount was offset by net operating losses. The Company maintains its assertion of the Company’s intent for certain foreign earnings to be indefinitely reinvested. As of January 31, 2020, the Company has not recorded taxes on approximately $2.5 million of cumulative undistributed earnings of the Company’s non-U.S. subsidiaries. The Company generally does not provide for taxes related to the Company’s undistributed earnings because such earnings either would not be taxable when remitted or they are indefinitely reinvested. If in the foreseeable future, the Company can no longer demonstrate that these earnings are indefinitely reinvested, a deferred tax liability will be recognized. A determination of the amount of the unrecognized deferred tax liability related to these undistributed earnings is not practicable due to the complexity and variety of assumptions necessary based on the manner in which the undistributed earnings would be repatriated.

The Company has federal loss carryforwards totaling $267,652 that may be offset against future taxable income. If not used, the carryforwards will expire as follows:

Fiscal Year Ending January 31,
2032 and before	$40,606
2033	7,098
2034	18,355
2035	20,379
2036	9,995
2037	51,551
2038	25,766
2039	13,900
2040	3,291
Indefinite	76,710

$267,652

Because of the change of ownership provisions of the Tax Reform Act of 1986, the use of the Company’s U.S. federal loss carryforwards may be limited in future periods. Further, a portion of the carryforwards may expire before being applied to reduce future income tax liabilities.

The Company also has foreign net operating losses of $11.7 million that can be carried forward indefinitely, which are included in the table above.

The Company is subject to taxation in the U.S. federal and various state and foreign jurisdictions. As of January 31, 2020, the Company is no longer subject to U.S. federal and state examinations by tax authorities for years prior to 2016. However, amounts reported as net operating losses and tax credit carryforwards from these tax periods remain subject to review by most tax authorities.

The Company recognizes the income tax benefits of any uncertain tax positions only when, based upon the technical merits of the position, it is more likely than not that the position is sustainable upon examination. With the information available, the Company has performed an analysis and as of January 31, 2019 and 2020, the Company has not recognized any unrecognized tax benefits, interest or penalties for any income tax positions.

On March 27, 2020, President Trump signed into law the CARES Act. The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to tax depreciation methods for qualified improvement property. The Company continues to examine the impacts the CARES Act may have on the Company’s business.